Fees Summary	Mar. 02, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 25,714,354.50
Previously Paid Amount	0.00
Total Fee Amount	3,551.15
Total Offset Amount	0.00
Net Fee	$ 3,551.15